Exhibit 99.1

Media Contact: Autumnn Mahar	Investor Relations Contact: Amy Mendenhall
Email: amahar@arcb.com	Email: invrel@arcb.com
Phone: 479-494-8221	Phone: 479-785-6200

ArcBest Simplifies Brand Structure and Streamlines Operations to Drive Long-Term Growth and Efficiency

MoLo Solutions, Panther Premium Logistics and ArcBest Technologies will move under the ArcBest brand; ABF Freight remains ArcBest’s established LTL carrier

FORT SMITH, Arkansas, July 16, 2026 — ArcBest® (Nasdaq: ARCB), an integrated logistics company, today announced a simplified brand structure and a series of organizational changes designed to improve operational efficiency, create a more seamless customer experience, and position the company for long-term growth and improved profitability.

Effective Aug. 1, 2026, MoLo Solutions, Panther Premium Logistics and ArcBest Technologies will operate under the ArcBest brand, giving customers easier and clearer access to the company’s full suite of solutions. The ABF Freight brand will continue to represent ArcBest’s less-than-truckload carrier. The simplified brand structure advances ArcBest’s vision to be the leading logistics provider and innovator, working with shippers to build better, more resilient supply chains. It also reflects ArcBest’s continued focus on simplifying how customers access its transportation and logistics solutions.

ArcBest is also streamlining its organizational structure and optimizing its operating footprint to better align resources with its long-term strategic priorities. These actions include a reduction of approximately 2% of total positions through workforce reductions and the elimination of certain open positions, as well as the consolidation of select service centers representing approximately 1% of the company’s network doors. The company expects these measures to improve operating efficiency and generate approximately $40 million in annualized cost savings while maintaining ArcBest’s commitment to premium service.

“Our customers are managing complex, constantly evolving supply chains, and they want partners who make that work easier,” said Seth Runser, ArcBest president and CEO. “Bringing MoLo and Panther capabilities together under one ArcBest brand better unifies us as one team for a more coordinated experience across our solutions. We’re making it simpler and faster for them to access the solutions they need, while delivering the reliable service they expect. At the same time, streamlining our organization and operating footprint improves efficiency, strengthens profitability and positions us to grow without compromising the service our customers rely on.”

ArcBest will continue bringing together experienced teams, creative solutions and purpose-built technology, including the recent launch of ArcBest View, to help solve challenges and build stronger supply chains.

“ArcBest has been a trusted logistics provider for over 100 years,” Runser added. “These actions strengthen the foundation we've built and prepare us to deliver for our customers over the next hundred.”

About ArcBest

ArcBest® (Nasdaq: ARCB) is a multibillion-dollar integrated logistics company that helps keep the global supply chain moving. Founded in 1923 and now with 14,000 employees across 250 campuses and service centers, the company is a logistics powerhouse, using its technology, expertise and scale to connect shippers with the solutions they need — from ground, air and ocean transportation to fully managed supply chains. ArcBest has a long history of innovation that is enriched by deep customer relationships. With a commitment to helping customers navigate supply chain challenges now and in the future, the company continues to invest in purpose-built technology such as ArcBest View™, its digital logistics platform that brings quoting, booking, shipment visibility and reporting into one connected experience. For more information, visit arcb.com.

Forward-Looking Statements

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Certain statements and information in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding (i) our expectations about our intrinsic value or our prospects for growth and value creation and (ii) our financial outlook, position, strategies, goals, and expectations. Terms such as “anticipate,” “believe,” “could,” “designed,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “likely,” “may,” “plan,” “predict,” “project,” “scheduled,” “seek,” “should,” “would,” and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management’s beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct and caution the reader not to place undue reliance on our forward-looking statements. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: data breaches, cybersecurity incidents, and/or interruptions or failures of our information systems that we depend on, including software programs and applications provided by third parties; untimely or ineffective development and implementation of, or failure to realize the potential benefits associated with, new or enhanced technology or processes; the loss or reduction of business from multiple large customers or an overall reduction in our customer base; the timing and performance of growth initiatives and the ability to manage our cost structure; the cost, integration, and performance of future acquisitions and the inability to realize the anticipated benefits of the acquisition; unsolicited takeover proposals, proxy contests, and other proposals or actions by activist investors; maintaining our corporate reputation and intellectual property rights; failure to achieve market acceptance or generate adequate returns through our Vaux® technologies; establishing and maintaining adequate internal controls over financial reporting; disruptions in domestic or global manufacturing activity, supply chains, and related changes in spending, resulting in material reductions in freight volumes; competitive initiatives and pricing pressures; increased prices for and decreased availability of equipment, including new revenue equipment, and higher costs of equipment-related operating expenses such as maintenance, fuel, and related taxes; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the inability to collect fuel surcharges; relationships with employees, including unions, and our ability to attract, retain, and upskill employees; unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight’s collective bargaining agreement; union employee wages and benefits, including changes in required contributions to multiemployer plans; availability and cost of reliable third-party services; our ability to secure independent owner-operators and/or operational or regulatory issues related to our use of their services; litigation or claims asserted against us; the effects, costs and potential liabilities related to changes in and compliance with, or violation of, existing or future governmental laws and regulations, including, but not limited to, environmental laws and regulations, such as emissions-control regulations and fuel efficiency regulations; default on covenants of financing arrangements and the availability and terms of future financing arrangements; our ability to generate sufficient cash from operations to support significant ongoing capital expenditure requirements and other business initiatives; self-insurance claims, insurance premium costs, and loss of our ability to self-insure; potential impairment of long-lived assets and goodwill and intangible assets; external events which may adversely affect us or the third parties who provide services for us, for which our business continuity plans may not adequately prepare us, including, but not limited to, the occurrence of natural disasters, public health crises, geopolitical conflicts, acts of terrorism or war, cybersecurity incidents, or trade restrictions; general economic conditions and related shifts in market demand that impact the performance and needs of industries we serve and/or limit our customers’ access to adequate financial resources; seasonal fluctuations, adverse weather conditions, natural disasters, and climate change; and other financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation’s public filings with the Securities and Exchange Commission (“SEC”).

For additional information regarding known material factors that could cause our actual results to differ from those expressed in these forward-looking statements, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

###